                                                                   EXHIBIT 10.18

                           AMENDMENT NO. 3, dated as of December 4, 2003 (this "Amendment No. 3" or this "Amendment"), in respect of the LONG-TERM REVOLVING CREDIT AGREEMENT dated as of February 25, 1998, as amended and restated as of December 7, 2001, and as amended through the date hereof (the "Credit Agreement"), among BURLINGTON RESOURCES INC., a Delaware corporation (the "Borrower"), the financial institutions (the "Lenders") listed on the signature pages thereof, JPMorgan Chase Bank, as administrative agent (the "Administrative Agent") and as auction administrative agent, Citibank, N.A. and Fleet National Bank, as co-syndication agents, and Bank of America, N.A. and Toronto Dominion (Texas), Inc., as co-documentation agents.

         The Borrower has requested that the Credit Agreement be amended as set forth in Section 1 below, and the other parties hereto are willing so to amend the Credit Agreement. Each capitalized term used but not defined herein and defined in the Credit Agreement has the meaning assigned thereto in the Credit Agreement.

         In consideration of the premises and the agreements and provisions herein contained, the parties hereto hereby agree, on the terms and subject to the conditions set forth herein, as follows:

         SECTION 1. Amendment. Pursuant to Section 8.01 of the Credit Agreement and upon the effectiveness of this Amendment No. 3 as provided in Section 3 below, the Credit Agreement shall be amended as follows:

         (a) Amendments of Section 1.01. Section 1.01 is amended as follows:

         (i) The following definition is added to Section 1.01 in its appropriate alphabetical location:

         "'RELATED PERSON' means, with respect to any member of the group comprised of a particular Business Entity and its Affiliates and the respective directors, officers, employees or agents of such Business Entity and its Affiliates, each other member of such group."

         (ii) The definition of "Capitalization" is amended by replacing the phrase "Consolidated Tangible Net Worth" with the following: "such common stockholders' equity of the Borrower";

         (iii) The definition of "Canadian Credit Agreement" is amended to read as follows:

         "'CANADIAN CREDIT AGREEMENT' means the Canadian Credit Agreement dated as of March 31, 2000, as amended and restated through the date hereof, among Burlington Resources Canada Ltd. and Burlington Resources Canada (Hunter) Ltd. (f/k/a Canadian Hunter Exploration Ltd.), as the borrowers, Burlington Resources Inc., as parent, the financial institutions party thereto, JPMorgan Chase Bank, Toronto Branch, as administrative agent for such financial institutions, Citibank, N.A., Canadian branch, and Fleet National Bank, as co-syndication agents, and Bank of America, N.A., Canada Branch and The Bank of Nova Scotia as co-documentation agents, as the same may be amended, restated, supplemented, extended, replaced or otherwise modified from time to time.";

                  (iv) The definition of "Clam Credit Agreement" is amended by replacing the clauses after "refinancing such Amended and Restated Credit Agreement," with the following: "in each case, as amended, restated, supplemented, extended, replaced or otherwise modified from time to time.";

                  (v) The definition of "Eurodollar Rate" is amended to read as follows:

                  "'EURODOLLAR RATE' means, for any Interest Period for each Eurodollar Rate Advance comprising part of the same A Borrowing, the rate appearing on Page 3750 of the Dow Jones Market Service (or on any successor or substitute page of such Service, or any successor to or substitute for such Service, providing rate quotations comparable to those currently provided on such page of such Service, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, as the rate for dollar deposits with a maturity comparable to such Interest Period. In the event that such rate is not available at such time for any reason, then the "Eurodollar Rate" with respect to such A Borrowing for such Interest Period shall be the rate at which dollar deposits of $5,000,000 and for a maturity comparable to such Interest Period are offered by the principal London office of the Administrative Agent in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period.";

                  (vi) The definition of "Morgan Gold Loans" is amended by inserting after "restated," the clause "supplemented," and after "extended" the following: ",replaced";

                  (vii) The definition of "Reference Banks" is amended by deleting the definition; and

                  (viii) The definition of "Short-Term Revolving Credit Agreement" is amended to read as follows:

                  "'SHORT-TERM REVOLVING CREDIT AGREEMENT' means the Short-Term Revolving Credit Agreement dated as of February 25, 1998, as amended and restated through the date hereof, among the Borrower, the financial institutions party thereto, JPMorgan, as administrative agent and auction administrative agent for such financial institutions, Citibank, N.A. and Fleet National Bank, as co-syndication agents, and Bank of America, N.A. and The Bank of Nova Scotia, as co-documentation agents, as the same may be amended, restated, supplemented, extended, replaced or otherwise modified from time to time."

                  (b) Amendment of Section 1.03. Section 1.03 is amended to read as follows:

                  "Section 1.03. Accounting and Other Terms. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with generally accepted accounting principles as in effect and as applied at December 31, 2002.

"INCLUDE", "INCLUDES" and "INCLUDING" shall be deemed to be followed by "without limitation" whether or not they are in fact followed by such words or words of like import. References to any agreement or contract are to such agreement or contract as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof."

                  (c) Amendment of Section 2.02. Section 2.02(a) is amended by replacing "JPMorgan Chase Bank, Agency Services, One Chase Manhattan Plaza, 8th Floor, New York, New York 10081, Attention: Muniram Appanna" with the following:
"JPMorgan Chase Bank, Loan and Agency Services, 1111 Fannin, 10th Floor, Houston, Texas 77002, Attention: Karla Contreras".

                  (d) Amendments of Section 2.08. (i) Section 2.08 is amended by deleting paragraphs (a) and (c) and redesignating paragraphs (d), (e) and (f) as
(b), (c) and (d) respectively; and

                  (ii) Section 2.08(b) is redesignated as paragraph (a) and is amended to read as follows:

                  "(a) The Administrative Agent shall give prompt notice to the Borrower and the Lenders of the applicable interest rate determined by the Administrative Agent for purposes of Section 2.06(a)(i) or (ii)."

                  (e) Amendment of Section 2.14. Section 2.14(a) is amended by replacing "JPMorgan Chase Bank, Agency Services, One Chase Manhattan Plaza, 8th Floor, New York, New York 10081, Attention: Muniram Appanna" with the following:
"JPMorgan Chase Bank, Loan and Agency Services, 1111 Fannin, 10th Floor, Houston, Texas 77002, Attention: Karla Contreras".

                  (f) Amendment of Section 4.01. Section 4.01(e) is amended by inserting after the phrase "generally accepted accounting principles consistently applied" the following: "(except as disclosed therein)".

                  (g) Amendment of Section 5.01. Section 5.01(d) is amended to read as follows:

                  "(d) BOOKS AND RECORDS. Keep, and cause each of its Subsidiaries to keep, proper books of record and account, in which full and correct entries shall be made of all financial transactions and the assets and business of the Borrower and each Subsidiary in accordance with generally accepted accounting principles either (i) applied consistently with those referred to in Section 1.03 or (ii) applied in a changed manner that does not, under generally accepted accounting principles or public reporting requirements applicable to the Borrower, either require disclosure in the consolidated financial statements of the Borrower and its consolidated Subsidiaries or require the consent of the accountants which (as required by Section 5.03(b)) report on such financial statements for the fiscal year in which such change shall have occurred, or (iii) applied in a changed manner not covered by clause
(ii) above provided such change shall have been disclosed to the Administrative Agent and shall have been consented to by the accountants which (as required by Section 5.03(b)) report on the consolidated financial statements of the Borrower and its consolidated Subsidiaries for the fiscal year in which such change shall have occurred, provided that if, notwithstanding the provisions of Section 1.03, any change referred to in clause (ii) or (iii) above would result in a covenant contained in Section 5.01 or 5.02 being calculated or construed in a materially different manner or with materially different results than if such covenant were calculated or construed in accordance with the provisions of Section 1.03, the Administrative Agent, the Lenders and the Borrower agree, upon request by the Borrower to the Administrative Agent or by the Administrative Agent to the Borrower, to amend the covenants contained in
Section 5.01 and 5.02 so that the relative protection afforded thereby to the Lenders and the relative flexibility afforded thereby to the Borrower will in substance be retained after such amendment, provided, however, that until such amendment becomes effective hereunder, the covenants as set forth herein shall remain in full force and effect and those definitions and accounting principles applicable to the Borrower and its consolidated Subsidiaries which do meet the standards set forth in Section 1.03 shall be applied to determine whether or not the Borrower is in compliance with such covenants."

                  (h) Amendment of Section 5.02. Section 5.02(b) is amended to have clause (1) read as follows:

                  "(1) the sum (without duplication) of (i) consolidated Debt of the Borrower and its consolidated Subsidiaries plus (ii) the aggregate amount (determined on a consolidated basis) of Guaranties by the Borrower and its consolidated Subsidiaries is less than 60% of Capitalization, provided that Debt for borrowed money maturing within one year and evidenced by instruments commonly known as commercial paper or Canadian variable demand notes (other than Debt incurred pursuant to this Agreement, the Short-Term Revolving Credit Agreement, the Canadian Credit Agreement or any other liquidity, working capital or acquisition financing facility with banks or other financial institutions or any replacement therefor), shall not exceed the sum of the unused commitments under the Canadian Credit Agreement and the aggregate of the Borrower's unused bank lines of credit and unused credit available to the Borrower under financing arrangements with banks or other financial institutions; and";

                  (i) Amendments of Section 5.03. (i) Section 5.03(a) is amended by inserting after the phrase "generally accepted accounting principles" wherever it appears the words "then in effect";

                  (ii) Section 5.03(a) is amended by deleting the word "and" in front of (iv) and inserting after clause (iv) thereof:

                  "and (v) if the financial statements for such quarter shall reflect any change in generally accepted accounting principles from those referred to in Section 1.03 that shall have the effect of changing the information presented in the financial statements accompanying such certificate from what such information would have been if presented in accordance with the generally accepted accounting principles referred to in Section 1.03, a statement describing the nature of such change; provided that no such statement shall be required to the extent (A) such description is set forth in such financial statements or the notes thereto or (B) a statement with respect to such change shall have been delivered in connection with the delivery of, or disclosed in, financial statements under Section 5.03 (a), (b) or (e) for any prior fiscal period;";

                  (iii) Section 5.03(b) is amended by inserting the after the phrase "generally accepted accounting principles" the words "then in effect";

                  (iv) Section 5.03(c) is amended by replacing the word "and" in front of (iii) with a comma and inserting after clause (iii) thereof:

                  "and (iv) if the financial statements for such fiscal year shall reflect any change in generally accepted accounting principles from those referred to in Section 1.03 that shall have the effect of changing the information presented in the financial statements accompanying such certificate from what such information would have been if presented in accordance with the generally accepted accounting principles referred to in Section 1.03, a statement describing the nature of such change; provided that no such statement shall be required to the extent (A) such description is set forth in such financial statements or the notes thereto or (B) a statement with respect to such change shall have been delivered in connection with the delivery of, or disclosed in, financial statements under Section 5.03 (a), (b) or (e) for any prior fiscal period;"; and

                  (v) Section 5.03(f) is amended to read as follows:

                  "(f) promptly after the Borrower has had a reasonable opportunity to preliminarily evaluate the same, written notice of all litigation and of all proceedings before any governmental or regulatory agencies against or involving the Borrower or any Material Subsidiary, except any litigation or proceeding which in the reasonable judgment of the Borrower (taking into account the exhaustion of all appeals) is not likely to have a material adverse effect on the consolidated financial condition of the Borrower and its consolidated Subsidiaries taken as a whole, which notice may be effected by delivery, in accordance with applicable securities laws, of reports and statements referred to in clause (a), (b) or (e) above;".

                  (j) Amendment of Section 8.02. Section 8.02 is amended to read as follows:

                  "SECTION 8.02 Notices, Etc. (a) Except as otherwise provided in Section 2.02(a) or 2.10(ii), all notices and other communications provided for hereunder shall be in writing and mailed by certified mail, return receipt requested and postage prepaid, or telecopied, telefaxed or otherwise teletransmitted, or delivered, if to the Borrower, at 5051 Westheimer, Suite 1400, Houston, Texas 77056, Attention: Treasurer, Telefax: (713) 624-9627; if to any Initial Lender, at its Domestic Lending Office set forth in such Initial Lender's Administrative Questionnaire; if to any other Lender at its Domestic Lending Office specified in the Assignment and Acceptance or Commitment Increase Agreement pursuant to which it became a Lender or at the address for notices specified in the Designation Agreement pursuant to which it became a party hereto; if to the Administrative Agent, in care of JPMorgan Chase Bank, Loan and Agency Services, 1111 Fannin, 10th Floor, Houston, Texas 77002, Attention: Karla Contreras, Telefax: (713) 427-6307, with a copy to JPMorgan Chase Bank, at 600 Travis Street, 20th Floor, Houston, TX 77002, Attention: Russell Johnson,
Telefax: (713) 216-8870; and if to the Auction Administrative Agent, at JPMorgan Chase Bank, Loan and Agency Services, 1111 Fannin, 10th Floor, Houston, Texas 77002, Attention: Karla Contreras, Telefax: (713) 427-6307; or, as to each party, at such other address as shall be designated by such party in a written notice to the other parties.

                  (b) All such notices and communications shall be effective,
(i) in the case of any notice or communication given by certified mail, when receipted for, (ii) in the case of any notice or communication given by telecopy, telefax or other teletransmission, when confirmed by appropriate answerback, in each case addressed as aforesaid, (iii) in the case of any notice or communication delivered by hand or courier, when so delivered and (iv) in the case of any report, notice or information referred to in Section 8.02(c), when posted with posting confirmed by electronic correspondence, or otherwise deemed delivered pursuant to procedures approved by the Administrative Agent, except that notices and communications to the Administrative Agent pursuant to Article 2 or 7 shall not be effective until received by the Administrative Agent. A notice received by the Administrative Agent or a Lender by telephone pursuant to
Section 2.02(a) or 2.10(ii) shall be effective if the Administrative Agent or Lender believes in good faith that it was given by an authorized representative of the Borrower and acts pursuant thereto, notwithstanding the absence of written confirmation or any contradictory provision thereof.

                  (c) Reports, notices, and information required to be delivered pursuant to Section 5.03 shall be deemed to have been delivered if such reports, notices, and information (or, in the case of any information, one or more annual or quarterly reports containing such information) shall have been posted by the Administrative Agent on an IntraLinks or similar site to which the Lenders have been granted access or shall be available on the website of the Securities and Exchange Commission at http://www.sec.gov (and, in each case, a confirming electronic correspondence shall have been delivered or caused to be delivered providing notice of such posting or availability); provided that the Borrower shall deliver paper copies of such information to any Lender that requests such delivery. Reports, notices and information required to be delivered pursuant to
Section 5.03 may also be delivered by electronic communications pursuant to procedures approved by the Administrative Agent. Categories of reports, notices and information approved by the Administrative Agent may be given by e-mail pursuant to procedures approved by the Administrative Agent."

                  (k) Amendments of Section 8.04. (i) Section 8.04(b) is amended by replacing the reference to Section 2.08(f) with a reference to Section 2.08(d); and

                  (ii) Section 8.04(c) is amended to read as follows:

                  "(c) THE BORROWER AGREES TO INDEMNIFY AND HOLD HARMLESS THE ADMINISTRATIVE AGENT AND EACH LENDER AND THEIR RESPECTIVE RELATED PERSONS (COLLECTIVELY, THE "INDEMNIFIED PARTIES") FROM AND AGAINST ANY AND ALL CLAIMS, DAMAGES, LIABILITIES AND EXPENSES (INCLUDING FEES AND DISBURSEMENTS OF COUNSEL) WHICH MAY BE INCURRED BY OR ASSERTED AGAINST ANY INDEMNIFIED PARTY IN CONNECTION WITH OR ARISING OUT OF ANY INVESTIGATION, LITIGATION, OR PROCEEDING (WHETHER OR NOT SUCH INDEMNIFIED PARTY IS PARTY THERETO) RELATED TO ANY ACQUISITION OR PROPOSED ACQUISITION BY THE BORROWER, OR BY ANY SUBSIDIARY OF THE BORROWER, OF ALL OR ANY PORTION OF THE EQUITY INTERESTS IN, OR SUBSTANTIALLY ALL THE ASSETS OF, ANY PERSON OR ANY USE OR PROPOSED USE OF THE ADVANCES BY THE BORROWER (EXCLUDING ANY CLAIMS, DAMAGES, LIABILITIES OR EXPENSES INCURRED BY

REASON OF THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH INDEMNIFIED PARTY OR ANY OF ITS RELATED PERSONS, OR BY REASON OF ANY USE OR DISCLOSURE BY SUCH INDEMNIFIED PARTY OR ANY OF ITS RELATED PERSONS OF INFORMATION RELATING TO ANY SUCH ACQUISITION OR PROPOSED ACQUISITION OR ANY SUCH USE OR PROPOSED USE OF THE ADVANCES)."

                  (l) Amendment of Section 8.08. Section 8.08 is amended by inserting "(a)" before the first paragraph thereof, and by inserting therein a new paragraph (b), as follows:

                  "(b) Notwithstanding anything herein to the contrary, any party subject to confidentiality obligations hereunder (and any employee, representative or other agent of such party) may disclose to any and all persons, without limitation of any kind, such party's U.S. federal income tax treatment and the U.S. federal income tax structure of the transactions contemplated hereby relating to such party and all materials of any kind (including opinions or other tax analyses) that are provided to it relating to such tax treatment and tax structure. However, no disclosure of any information relating to such tax treatment or tax structure may be made to the extent nondisclosure is reasonably necessary in order to comply with applicable securities laws."

                  SECTION 2. Representations and Warranties. The Borrower represents and warrants as of the effective date of this Amendment to each of the Lenders that:

                  (a) Immediately before and immediately after giving effect to this Amendment, the representations and warranties set forth in the Credit Agreement are true and correct in all material respects with the same effect as if made on the effective date hereof, except to the extent such representations and warranties expressly relate to an earlier date or period.

                  (b) Immediately before and immediately after giving effect to this Amendment, no Event of Default or Default has occurred and is continuing.

                  SECTION 3. Conditions to Effectiveness. This Amendment No. 3 shall become effective as of the date hereof when the Administrative Agent shall have received counterparts of this Amendment No. 3 that, when taken together, bear the signatures of the Borrower, the Administrative Agent, and the Majority Lenders.

                  SECTION 4. Agreement. Except as specifically stated herein, the provisions of the Credit Agreement are and shall remain in full force and effect. As used therein, the terms "Credit Agreement", "herein", "hereunder", "hereinafter", "hereto", "hereof" and words of similar import shall, unless the context otherwise requires, refer to the Credit Agreement as amended hereby.

                  SECTION 5. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  SECTION 6. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract.

                  SECTION 7. Expenses. The Borrower agrees to reimburse the Administrative Agent for all out-of-pocket expenses incurred by it in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agent.

              [The remainder of this page intentionally left blank]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

                                                 BURLINGTON RESOURCES INC.

                                                 By: /s/ DANIEL D. HAWK
                                                     ---------------------------
                                                     Name: Daniel D. Hawk
                                                     Title: Vice President and
                                                            Treasurer

                                    Signature page to the BURLINGTON RESOURCES
                                    INC. Amendment No. 3 dated as of December 4,
                                    2003 to the Long Term Revolving Credit
                                    Agreement dated as of February 25, 1998 as amended and restated as of December 7, 2001 and as amended through the date hereof

                                    JPMORGAN CHASE BANK, individually and as Administrative Agent and Auction Administrative Agent

                                    By: /s/ RUSSELL A. JOHNSON
                                        -----------------------------
                                        Name: Russell A. Johnson
                                        Title: Vice President

                                    Signature page to the BURLINGTON RESOURCES
                                    INC. Amendment No. 3 dated as of December 4,
                                    2003 to the Long Term Revolving Credit
                                    Agreement dated as of February 25, 1998 as amended and restated as of December 7, 2001 and as amended through the date hereof

                                    CITIBANK, N.A., individually and as
                                    Co-Syndication Agent

                                    By: /s/ AMY K. PINCU
                                        -----------------------------
                                        Name: Amy K. Pincu
                                        Title: Attorney-in-Fact

                                    Signature page to the BURLINGTON RESOURCES
                                    INC. Amendment No. 3 dated as of December 4,
                                    2003 to the Long Term Revolving Credit
                                    Agreement dated as of February 25, 1998 as amended and restated as of December 7, 2001 and as amended through the date hereof

                                    FLEET NATIONAL BANK, individually and as Co-Syndication Agent

                                    By: /s/ TERRENCE RONAN
                                        ---------------------------------------
                                        Name: Terrence Ronan
                                        Title: Managing Director

                                    Signature page to the BURLINGTON RESOURCES
                                    INC. Amendment No. 3 dated as of December 4,
                                    2003 to the Long Term Revolving Credit
                                    Agreement dated as of February 25, 1998 as amended and restated as of December 7, 2001 and as amended through the date hereof

                                    BANK OF AMERICA, N.A., individually and as
                                    Co-Documentation Agent

                                    By: /s/ RICHARD  L. STEIN
                                        --------------------------------------
                                        Name: Richard L. Stein
                                        Title: Principal

                                    Signature page to the BURLINGTON RESOURCES
                                    INC. Amendment No. 3 dated as of December 4,
                                    2003 to the Long Term Revolving Credit
                                    Agreement dated as of February 25, 1998 as amended and restated as of December 7, 2001 and as amended through the date hereof


                                    Name of Institution: ABN AMRO BANK N.V.


                                    By: /s/ JOHN D. REED
                                        -------------------------------------
                                        Name: John D. Reed
                                        Title: Vice President

                                    By: /s/ QUANDRA L. KELLEY
                                        -------------------------------------
                                        Name: Quandra L. Kelley
                                        Title: Assistant Vice President


Name of Institution: THE BANK OF NEW YORK


By: /s/ CRAIG ANDERSON
    -------------------------------------
    Name:  Craig Anderson
    Title: Vice-President


Name of Institution: THE BANK OF NOVIA SCOTIA


By: /s/ N. BELL
    -------------------------------------
    Name: N. Bell
    Title: Senior Manager


Name of Institution: THE BANK OF TOKYO-MITSUBISHI, LTD.


By: /s/ JOHN W. MCGHEE
    -------------------------------------
    Name: John W. McGhee
    Title: V.P. & Manager


Name of Institution: BANK ONE, NA


By: /s/ JANE BEKKEIL
    -------------------------------------
    Name: Jane Bekkeil
    Title: Director


Name of Institution: BARCLAYS BANK Plc


By: /s/ NICHOLAS A. BELL
    -------------------------------------
    Name: Nicholas A. Bell
    Title: Director-Loan Transaction Management


Name of Institution: BMO NESBITT BURNS FINANCING, INC.


By: /s/ JAMES V. DUCOTE
    -------------------------------------
    Name:  James V. Ducote
    Title: Vice President


Name of Institution: CREDIT SUISSE FIRST-BOSTON,
                     acting through its Cayman Islands Branch


By: /s/ JAMES P. MORAN
    -------------------------------------
    Name: James P. Moran
    Title: Director

By: /s/ DAVID J. DODD
    -------------------------------------
    Name: David J. Dodd
    Title: Associate


Name of Institution: FLEET NATIONAL BANK


By: /s/
    -------------------------------------
    Name:
    Title:


Name of Institution: MELLON BANK, N.A.


By: /s/ ROGER E. HOWARD
    -------------------------------------
    Name: Roger E. Howard
    Title: Vice President


Name of Institution: ROYAL BANK OF CANADA


By: /s/ LINDA M. STEPHENS
    -------------------------------------
    Name: Linda M. Stephens
    Title: Authorized Signatory


Name of Institution: ROYAL BANK OF SCOTLAND plc


By: /s/ KEITH JOHNSON
    -------------------------------------
    Name: Keith Johnson
    Title: Senior Vice President


Name of Institution: WACHOVIA BANK, NATIONAL ASSOCIATION


By: /s/ DAVID HUMPHREYS
    -------------------------------------
    Name: David Humphreys
    Title: Vice President


Name of Institution: WELLS FARGO BANK, N.A.


By: /s/ PAUL A. SQUIRES
    -------------------------------------
    Name: Paul A. Squires
    Title: Vice President